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                                                                 Exhibit 10.27


                       AMENDMENT TO DISTRIBUTION AGREEMENT

         This Amendment to Distribution Agreement ("Amendment") is entered into this 12th day of December, 1994 by and among Dreyer's Grand Ice Cream, Inc., a Delaware corporation ("Dreyer's"), Edy's Grand Ice Cream, a California corporation ("Edy's") and Ben & Jerry's Homemade, Inc., a Vermont corporation ("Manufacturer").

                                    Recitals

WHEREAS, Dreyer's, Edy's and Manufacturer are parties to a Distribution Agreement originally entered into on January 6, 1987, as heretofore amended (the "Agreement");

WHEREAS, Edy's of New York, Inc., a New York corporation, was originally a party to the Agreement but was merged with and into Edy's on July 1, 1993;

WHEREAS, Dreyer's, Edy's and Decatur Foods, Inc., an Ohio corporation ("Decatur"), are having discussions regarding the purchase by Edy's of all of the distribution rights and certain other assets of Decatur, including the rights to distribute products of Manufacturer in the Cleveland, Ohio metropolitan area (the "Purchase"); and

WHEREAS, in the event the Purchase is consummated, Dreyer's, Edy's, and Manufacturer desire to amend the Agreement to include the Cleveland, Ohio metropolitan area as part of the "Territory" (as defined in the Agreement) under the Agreement.

NOW, THEREFORE, in consideration of the mutual promises of the other, each of the parties hereby agrees to further amend certain provisions of the Agreement, as heretofore amended, as follows:

                                    Agreement

1. Amendment to Agreement. The Agreement shall be amended effective immediately upon the closing of the Purchase by amending the definition of "Territory" in
Section 2 of the Agreement to include the Cleveland, Ohio metropolitan area.

2. Miscellaneous.

   a. Except as expressly set forth herein, the Agreement shall remain in full force and effect without amendment.

   b. All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.


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   c. This Amendment may be executed in counterparts, each of which shall be deemed an original, but together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as the date first above written.

BEN & JERRY'S HOMEMADE, INC.               DREYER'S GRAND ICE CREAM, INC.,

By: /s/Frances Rathke                      By: /s/William C. Collett
    --------------------------                 ---------------------------

Name:  Frances Rathke                      Name: William C. Collett

Title: Chief Financial Officer             Title: Treasurer



                                           EDY'S GRAND ICE CREAM


                                           By: /s/William C. Collett
                                               ----------------------------
                                           Name: William C. Collett

                                           Title: Treasurer


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